SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 30, 2004


                             Patapsco Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


       Maryland                         0-28032                52-1951797
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(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
 Incorporation or Organization)       File Number)          Identification No.)



1301 Merritt Boulevard, Dundalk, Maryland                        21222-2194
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (410) 285-1010
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a) Not applicable.


(b) Not applicable.


(c) The following exhibit is filed herewith:

    Exhibit 99.1    Press Release dated July 30, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On July 30, 2004, Patapsco Bancorp,  Inc. issued a press release announcing its unaudited financial results for the three months and fiscal year ended June 30, 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and is furnished herewith.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PATAPSCO BANCORP, INC.



Date:  July 30, 2004          By:/s/ Michael J. Dee
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                                 Michael J. Dee
                                 Senior Vice President and Chief Financial
                                  Officer